                                                                   EXHIBIT 10.44


EXTENSION AGREEMENT


         This Agreement dated as of March 1, 2002 is entered into by and between Crown Media Holdings, Inc. ("Crown Media"), Crown Media Distribution, LLC ("Crown Media Distribution") and Hallmark Entertainment Distribution, LLC ("HEDL").

         WHEREAS, Crown Media and HEDL have previously entered into that certain Purchase and Sale Agreement dated as of April 10, 2001, transferring certain library rights to Crown Media (the "Library Agreement"); and

         WHEREAS, pursuant to the Library Agreement, Crown Media assumed certain liabilities, as identified in Schedule A attached hereto (the "Debt"); and

         WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 1, 2001, by and between Crown Media and Crown Media Distribution, Crown Media assigned all of its right, title, and interest in and obligations under the Library Agreement to Crown Media Distribution; and

         WHEREAS, Crown Media and Crown Media Distribution have requested that HEDL arrange to have the maturities for the Debt extended;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. HEDL agrees to arrange to extend the maturities on the Debt as set forth on Schedule A attached hereto.

         2. Crown Media Distribution confirms its obligations to pay the Debt set forth on Schedule A, subject to the terms and conditions of that certain Credit, Security, Guaranty and Pledge Agreement dated as of August 31, 2001 with JPMorgan Chase Bank as Agent, and subject to the terms and conditions of that certain Indenture Agreement dated as of December 17, 2001 with JPMorgan Chase Bank as Indenture Trustee. Crown Media Distribution further agrees to assume any and all additional costs and expenses incurred in connection with extending the maturities.

         IN WITNESS WHEREOF, the parties hereto have executed this Extension Agreement effective as of the date set forth above.

                          CROWN MEDIA HOLDINGS, INC.

                          By:      /s/ C. Stanford
                             ----------------------------------------
                                   Charles Stanford
                                   Executive Vice President and General Counsel



                          CROWN MEDIA DISTRIBUTION, LLC

                          By:    /s/ C. Stanford
                              ----------------------------------------
                                   Charles Stanford
                                   Vice President

                          HALLMARK ENTERTAINMENT DISTRIBUTION, LLC

                          By:      /s/ Deanne Stedem
                             -----------------------------------------

                          Title:   Vice President
                                --------------------------------------


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

SCHEDULE A


         Banks      Amount                                     Extended Maturity
ABN AMRO               $ 54,093,715.67
                                        June 28, 2002 Arrangement Fee                        $40,000.00
                                        June 28, 2002 - Interest                          $2,466,842.14
                                        September 30, 2002 - Interest                       $477,781.24
                                        June 30, 2003                                    $12,006,565.00
                                        June 30, 2003 - Interest                          $1,800,210.98
                                        September 30, 2003                               $12,006,565.00
                                        September 30, 2003 - Interest                       $407,476.13
                                        June 30, 2004                                    $12,006,565.00
                                        June 30, 2004 - Interest                            $749,343.06
                                        September 30, 2004                               $12,006,565.00
                                        September 30, 2004 - Interest                       $125,802.12

Allied Irish           $ 12,316,214.01  March 15, 2003

Allied Irish        EURO $7,990,853.78  June 30, 2003


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